Form N-CSR Item 19(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (NYSE: EXG) with important information concerning the distribution declared in May 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: May 2025

Distribution Amount per Common Share: $0.0657

The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0056	8.6%	$0.0634	13.8%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0045	1.0%
Net Realized Long-Term Capital Gains	$0.0407	61.9%	$0.3726	81.0%
Return of Capital or Other Capital Source(s)	$0.0194	29.5%	$0.0194	4.2%
Total per common share	$0.0657	100.00%	$0.4599	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2025[1]	12.68%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2025[2]	9.02%
Cumulative total return at NAV for the fiscal year through April 30, 2025[3]	-0.41%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2025[4]	4.51%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on April 30, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

May 30, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (NYSE: EXG) with important information concerning the distribution declared in June 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution June later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and June be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: June 2025

Distribution Amount per Common Share: $0.0657

The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0088	13.4%	$0.0722	13.7%
Net Realized Short-Term Capital Gains	$0.0101	15.3%	$0.0146	2.8%
Net Realized Long-Term Capital Gains	$0.0468	71.3%	$0.4388	83.5%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.0657	100.00%	$0.5256	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2025[1]	12.67%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2025[2]	8.64%
Cumulative total return at NAV for the fiscal year through May 31, 2025[3]	4.82%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2025[4]	5.04%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on May 31, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

June 30, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (NYSE: EXG) with important information concerning the distribution declared in July 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the July distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution July later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and July be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: July 2025

Distribution Amount per Common Share: $0.0657

The following table sets forth an estimate of the sources of the Fund’s July distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0089	13.6%	$0.0811	13.7%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0034	0.6%
Net Realized Long-Term Capital Gains	$0.0321	48.9%	$0.4821	81.5%
Return of Capital or Other Capital Source(s)	$0.0247	37.5%	$0.0247	4.2%
Total per common share	$0.0657	100.00%	$0.5913	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on June 30, 2025[1]	12.76%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2025[2]	8.43%
Cumulative total return at NAV for the fiscal year through June 30, 2025[3]	8.15%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of June 30, 2025[4]	5.62%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on June 30, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to June 30, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to June 30, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

July 31, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (NYSE: EXG) with important information concerning the distribution declared in August 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the August distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution August later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and August be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: August 2025

Distribution Amount per Common Share: $0.0657

The following table sets forth an estimate of the sources of the Fund’s August distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0120	18.3%	$0.1374	20.9%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.4659	70.9%
Return of Capital or Other Capital Source(s)	$0.0537	81.7%	$0.0537	8.2%
Total per common share	$0.0657	100.00%	$0.6570	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on July 31, 2025[1]	11.66%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2025[2]	8.54%
Cumulative total return at NAV for the fiscal year through July 31, 2025[3]	7.56%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of July 31, 2025[4]	6.41%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on July 31, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to July 31, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to July 31, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

August 29, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (NYSE: EXG) with important information concerning the distribution declared in September 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution September later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and September be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: September 2025

Distribution Amount per Common Share: $0.0657

The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0206	31.3%	$0.1580	21.9%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0070	10.6%	$0.4729	65.4%
Return of Capital or Other Capital Source(s)	$0.0381	58.1%	$0.0918	12.7%
Total per common share	$0.0657	100.00%	$0.7227	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on August 31, 2025[1]	11.03%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2025[2]	8.41%
Cumulative total return at NAV for the fiscal year through August 31, 2025[3]	10.11%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2025[4]	7.00%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on August 31, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

September 30, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (NYSE: EXG) with important information concerning the distribution declared in October 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the October distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution October later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and October be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: October 2025

Distribution Amount per Common Share: $0.0657

The following table sets forth an estimate of the sources of the Fund’s October distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0209	31.8%	$0.1789	22.7%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0146	22.2%	$0.4875	61.8%
Return of Capital or Other Capital Source(s)	$0.0302	46.0%	$0.1220	15.5%
Total per common share	$0.0657	100.00%	$0.7884	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on September 30, 2025[1]	12.14%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2025[2]	8.23%
Cumulative total return at NAV for the fiscal year through September 30, 2025[3]	13.26%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of September 30, 2025[4]	7.54%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on September 30, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to September 30, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to September 30, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

October 31, 2025